                                 SCHEDULE 14A

                                (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                        CITIZENS FIRST FINANCIAL CORP.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                                                                          [LOGO]
                        CITIZENS FIRST FINANCIAL CORP.
                          2101 North Veterans Parkway
                            Bloomington, IL  61704
                                (309) 661-8700



                                                                  March 23, 2001



Dear Shareholder:

     I am pleased to invite you to attend the Citizens First Financial Corp.'s 2001 annual meeting of shareholders on Monday, April 23, 2001. We will hold the meeting at 10:00 a.m. at Jumer's Chateau, 1601 Jumer Drive, Bloomington, Illinois.

     On the page following this letter, you will find the Notice of Meeting which lists the matters to be considered at the meeting. Following the Notice of Meeting is the proxy statement which describes these matters and provides you with additional information about our Company. Also enclosed you will find your proxy card, which allows you to vote on these matters, and the Company's 2000 Annual Report.

     Your vote is important. A majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business. Please complete and mail in your proxy card promptly, even if you plan to attend the meeting. You can attend the meeting and vote in person, even if you have sent in a proxy card.

     The Board of Directors recommends that shareholders vote FOR each of the proposals stated in the proxy statement.

     The rest of the Board and I look forward to seeing you at the meeting. Whether or not you can attend, we greatly appreciate your cooperation in returning the proxy card.


                                          Sincerely,



                                          /s/ C.William Landefeld

                                          C. William Landefeld
                                          President and Chief Executive Officer

                        CITIZENS FIRST FINANCIAL CORP.
                          2101 North Veterans Parkway
                            Bloomington, IL  61704

--------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

--------------------------------------------------------------------------------
TIME...................    10:00 a.m., local time, on Monday, April 23, 2001

PLACE..................    Jumer's Chateau
                           1601 Jumer Drive
                           Bloomington, Illinois

ITEMS OF BUSINESS......    (1)  To elect two members of the Board of Directors
                                for three year terms.
                           (2)  To ratify the selection of Olive LLP as
                                independent auditors of the Company for the 2001
                                fiscal year.
                           (3)  To transact such other business as may properly
                                come before the Meeting.

ANNUAL REPORT..........    Our 2000 Annual Report, which is not a part of the
                           proxy soliciting material, is enclosed.

RECORD DATE............    You can vote if you are a shareholder of record on
                           March 1, 2001.

QUORUM.................    A majority of the shares of common stock must be
                           represented at the meeting. If there are insufficient
                           shares, the meeting may be adjourned.



March 23, 2001

                                                  /s/ Richard F.Becker

                                                  Richard F. Becker
                                                          Secretary

                               TABLE OF CONTENTS


SOLICITATION AND VOTING..........................................................................................................  5
 Shareholders Entitled to Vote...................................................................................................  5
 Voting Procedures...............................................................................................................  5
 Voting Procedures for Shares in the Company's 401(k) Plan or ESOP..............................................................   6
 Required Vote...................................................................................................................  6
 Revoking a Proxy................................................................................................................  7
 List of Shareholders............................................................................................................  7
 Cost of Proxy Solicitation......................................................................................................  7
 Inspector of Election...........................................................................................................  7
 Other Matters...................................................................................................................  8

GOVERNANCE OF THE COMPANY........................................................................................................  9
 Role and Composition of the Board of Directors..................................................................................  9
 The Audit Committee.............................................................................................................  9
 The Nominating Committee........................................................................................................ 10
 The Compensation/Benefits Committee............................................................................................. 10
 Directors' Compensation......................................................................................................... 10

ITEM 1.  ELECTION OF DIRECTORS................................................................................................... 12
 NOMINEES WHOSE TERMS WILL EXPIRE IN 2004........................................................................................ 13
 CONTINUING DIRECTORS WITH TERMS EXPIRING 2002................................................................................... 13
 CONTINUING DIRECTORS WITH TERMS EXPIRING 2003................................................................................... 13

ITEM 2.  APPROVALS OF AUDITORS................................................................................................... 14
 Audit Fees...................................................................................................................... 14
 Financial Information Systems Design and Implementation Fees.................................................................... 14
 All other Fees.................................................................................................................. 14
 Auditor Independence............................................................................................................ 14

SECURITY OWNERSHIP OF DIRECTORS, NOMINEES FOR DIRECTORS, MOST HIGHLY COMPENSATED EXECUTIVE OFFICERS AND ALL DIRECTORS AND
 EXECUTIVE OFFICERS AS A GROUP................................................................................................... 15

SECURITY OWNERSHIP OF SHAREHOLDER HOLDING 5% OR MORE............................................................................. 16

EXECUTIVE COMPENSATION........................................................................................................... 17
 Compensation Table.............................................................................................................. 17
 Total Option Exercised in 2000 and Year End Values.............................................................................. 18

OTHER COMPENSATION ARRANGEMENTS.................................................................................................. 20
 Employment Agreements........................................................................................................... 20
 Employee Stock Ownership Plan and Trust......................................................................................... 22
 Supplemental Executive Retirement Plan.......................................................................................... 22
 Transactions With Certain Related Persons....................................................................................... 22
 Compensation Committee Interlocks and Insider Participation..................................................................... 22

                           (CONTINUED ON NEXT PAGE)


PERFORMANCE GRAPH............................................................................................................... 23

EXECUTIVE COMPENSATION COMMITTEE REPORT......................................................................................... 24
 Overview....................................................................................................................... 24
 CEO Compensation............................................................................................................... 25
 Tax Policy..................................................................................................................... 25

AUDIT COMMITTEE REPORT.......................................................................................................... 27

COMPLIANCE WITH SECTION 16...................................................................................................... 27

REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS,
NOMINATION OF DIRECTORS AND OTHER BUSINESS OF SHAREHOLDERS...................................................................... 28

                        CITIZENS FIRST FINANCIAL CORP.
                          2101 North Veterans Parkway
                            Bloomington, IL  61704

--------------------------------------------------------------------------------

                            SOLICITATION AND VOTING

--------------------------------------------------------------------------------

     We are sending you this Proxy Statement and the enclosed proxy card because the Board of Directors of Citizens First Financial Corp. (the "Company" "we" or "us") is soliciting your proxy to vote at the 2001 Annual Meeting of Shareholders (the "Annual Meeting"). This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting.

     You are invited to attend our Annual Meeting on April 23, 2001 beginning at 10:00 a.m., local time. The Annual Meeting will be held at Jumer's Chateau, 1601 Jumer Drive, Bloomington, Illinois.

     This Proxy Statement and the enclosed form of proxy are being mailed starting on or about March 23, 2001.

Shareholders Entitled to Vote


     Holders of record of common stock of the Company at the close of business on March 1, 2001 are entitled to receive this notice. Generally, each share of common stock of the Company is equal to one vote. However, the Company's Certificate of Incorporation limits the number of shares that may be voted by any holder owning beneficially more than 10% of the outstanding shares of the common stock of the Company (the "Limit"). A beneficial holder of shares in excess of the Limit may not vote any shares exceeding the Limit. A shareholder may exceed the Limit if affiliates of the shareholder as well as persons acting in concert hold sufficient shares together with such shareholder so as to exceed the Limit. Pursuant to the Certificate of Incorporation, the Board of Directors will (i) make all determinations necessary to implement these rules and (ii) demand that anyone reasonably believed to beneficially own shares in excess of the Limit supply information to the Company to enable the enforcement of these rules.

     There is no cumulative voting at the Annual Meeting.

     As of the record date, there were 1,568,512 common shares issued and outstanding.

Voting Procedures


     Unless you hold your shares in the Company's Profit Sharing and Savings Plan (the "401(k) Plan") or the Employee Stock Ownership Plan and Trust (the "ESOP"), you can vote on matters to come before the meeting in one of two ways:

     .  you can come to the Annual Meeting and cast your vote there; or

     . you can vote by signing and returning the enclosed proxy card. If you do so, the individuals named as proxies on the card will vote your shares in the manner you indicate.

     You may also choose to vote for all of the nominees for Director and each proposal by simply signing, dating and returning the enclosed proxy card without further direction. All signed and returned proxies that contain no direction as to vote will be voted FOR each of the nominees for Director and FOR each of the proposals.

     The Board of Directors has selected itself as the persons to act as proxies on the proxy card.

     If you plan to attend the Annual Meeting and vote in person, you should request a ballot when you arrive. HOWEVER, IF YOUR SHARES ARE HELD IN THE NAME OF YOUR BROKER, BANK OR OTHER NOMINEE, THE INSPECTOR OF ELECTION WILL REQUIRE YOU TO PRESENT A POWER OF ATTORNEY OR PROXY IN YOUR NAME FROM SUCH BROKER, BANK OR OTHER NOMINEE FOR YOU TO VOTE SUCH SHARES AT THE ANNUAL MEETING. Please contact your broker, bank or nominee.

Voting Procedures for Shares in the Company's 401(k) Plan or ESOP


     If you participate in the Company's 401(k) Plan or ESOP, please return your proxy in the envelope on a timely basis to ensure that your proxy is voted. If you own or are entitled to give voting instructions for shares in the 401(k) Plan or ESOP and do not vote your shares or give voting instructions, generally, the Plan Administrator or Trustee will vote your shares in the same proportion as the shares for all plan participants for which voting instructions have been received. Holders of shares in the 401(k) Plan or ESOP will not be permitted to vote such shares at the Annual Meeting, but their attendance is encouraged and welcome.

Required Vote


     The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the shareholders at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non vote" occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because such broker, bank or nominee does not have discretionary authority to vote and has not received instructions from the beneficial owner.

     Once a quorum is achieved, a plurality of votes cast is all that is necessary for the election of Directors. Abstentions and broker "non votes" are not counted in determining the vote. As to ratification of Olive LLP and all other matters that may come before the meeting, the affirmative vote of a majority of votes cast is necessary for the approval of such matters. Abstentions and broker "non votes" are again not counted for purposes of approving the matter.

Revoking a Proxy

      If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

         .   you may send in another proxy with a later date;

         . you may notify the Company's Secretary in writing at Citizens First Financial Corp., 2101 North Veterans Parkway, Bloomington, Illinois 61704; or

         . unless you hold shares in the 401(k) Plan or ESOP, you may revoke by voting in person at the Annual Meeting.

     If you choose to revoke your proxy by attending the Annual Meeting, you must vote in accordance with the rules for voting at the Annual Meeting. Attending the Annual Meeting alone will not constitute revocation of a proxy.

List of Shareholders

     A list of shareholders entitled to vote at the Annual Meeting will be available for examination by shareholders for any purpose related to the Annual Meeting at the Company's offices at 2101 North Veterans Parkway, Bloomington, Illinois for a period of ten days prior to the Annual Meeting. A list will also be available at the Annual Meeting itself.

Cost of Proxy Solicitation


     We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by Directors, officers or employees in person or by telephone, mail or telegram. We do not intend to engage a proxy solicitation firm to assist us in the distribution and solicitation of proxies. The Company will also request persons, firms and corporations holding shares in their names for other beneficial owners to send proxy materials to such beneficial owners. The Company will reimburse these persons for their expenses.

Inspector of Election


     Your proxy returned in the enclosed envelope will be delivered to the Company's transfer agent, Registrar and Transfer Company ("R&T"). The Board of Directors has designated R&T to act as inspectors of election and to tabulate the votes at the Annual Meeting. R&T is not otherwise employed by, or a Director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company.

Other Matters


     The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the proxies to vote the shares on such matters in their discretion.

--------------------------------------------------------------------------------

                           GOVERNANCE OF THE COMPANY

--------------------------------------------------------------------------------

Role and Composition of the Board of Directors


     Our Company's Board of Directors is the ultimate decision making body of the Company, except for matters which law or our Certificate of Incorporation requires the vote of shareholders. The Board of Directors selects the management of the Company which is responsible for the Company's day to day operations. The Board acts as an advisor to management and also monitors its performance.

     Members of the Board of Directors serve also as Directors of Citizens Savings Bank (the "Bank"). The Bank is the Company's wholly owned subsidiary. You will find a discussion of its activities in your Annual Report.

     During 2000, the Board of Directors met as the Company's Board of Directors 11 times. In addition, the Board of Directors has authorized three Committees to manage distinct matters of the Company. These Committees are the Audit Committee, the Nominating Committee and the Compensation/Benefits Committee. Membership on each of the Committees is set forth in the table below. All of our Directors attended 75 percent or more of the meetings of the Board and the Board Committees on which they served in 2000.


Name                  Board  Audit  Nominating  Compensation
----                  -----  -----  ----------  ------------

Borngasser, Jr....      X     X        X
Hoeferle*.........      X     X                      X
Landefeld.........      X              X
Mier..............      X     X                      X
Thompson..........      X                            X
Wells.............      X              X
Meetings in 200        11     1        1             2

*Appointed on December 18, 2000.

The Audit Committee


     The Audit Committee is responsible for recommending the annual appointment of the public accounting firm to be our outside auditors, subject to approval of the Board of Directors and shareholders. The Committee is responsible for the following tasks:

      .  maintaining a liaison with the outside auditors;

      .  reviewing the adequacy of internal controls;

     . reviewing with management and outside auditors financial disclosures of the Company; and

     . reviewing any material changes in accounting principles or practices used in preparing statements.

The Nominating Committee


     The Company's Nominating Committee considers and recommends the nominees to stand for election at the Company's Annual Meeting.

The Compensation/Benefits Committee


     The Compensation/Benefits Committee is responsible for establishing annual and long term performance goals for the Chief Executive Officer (Mr. Landefeld) and senior management. This Committee also approves the senior officers' compensation and other incentive compensation programs. The Committee's functions include:

      .   awarding shares or options under the Company's stock option plan;

      . determining compensation to be paid pursuant to the Company's incentive plan; and

      . publishing an annual Executive Compensation Committee Report for the shareholders.

     The Committee is aided in performing these functions by the counsel of members of the Bank's Compensation Committee.

Directors' Compensation


     The Directors of the Company did not receive any fees or retainers for serving on the Company's Board of Directors in fiscal 2000. However, the Directors did receive an annual retainer of $13,250 for serving on the Board of the Bank and Directors who are not also employees of the Company receive $100 per committee meeting attended. In addition, the Company maintains two compensation plans for Directors:

          . Stock-Based Incentive Plan. The Company maintains the Incentive Plan for both directors and employees. In 1996, each Outside Director of the Company and Bank was granted non-statutory stock options to purchase 9,390 shares of Common Stock, and Stock Awards for 3,755 shares of Common Stock. The options and Stock Awards to Outside Directors vest in five equal annual installments, commencing November 12, 1997, the first anniversary of the effective date of the grants. In the event a director ceases service due to death or disability, all unvested options and Stock Awards will vest immediately. In addition, in 1999, two new bank directors were each granted nonstatutory stock options to purchase 12,500 shares of common stock on terms identical to the terms of the options which were granted in 1996. No stock awards were made in 1997, 1998, 1999 or 2000 and no stock option grants were made to directors in 1997, 1998 or 2000.

          . Advisory Directors Retirement Plan. The Bank maintains an Advisory Directors Retirement Plan (formerly known as the Directors Emeritus Retirement Plan) which provides retirement benefits to duly elected Directors and Advisory Directors as of December 31, 1997. The plan provides that in consideration for services and consultation rendered as an Advisory Director, the Advisory Directors will receive annual cash benefits equal to the annual director's fees received at the time of retirement, up to an annual maximum of $12,650 per participant in this single premium insurance annuity for each covered Advisory Director. Currently there are ten Advisory Directors.

--------------------------------------------------------------------------------

                        ITEM 1.  ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

     Currently, the Board of Directors has six members divided into three classes of two directors. Each class of directors has three year terms. One class of directors is up for election each year. This results in a staggered Board which ensures continuity from year to year.

     Two directors will be elected at the Annual Meeting to serve for three-year terms expiring at our Annual Meeting in the year 2004.

     The persons named in the enclosed proxy card intend to vote the proxy for the election of each of the two nominees unless you indicate on the proxy card that your vote should be withheld from any or all of such nominees. Each nominee elected as director will continue in office until his or her successor has been elected, or until his death, resignation or retirement.

     The Board of Directors has proposed the following nominees for election as Directors with terms expiring in 2004 at the Annual Meeting: Dr. Lowell M. Thompson and Ronald C. Wells.

     The Board of Directors recommends a vote FOR the election of these nominees as Directors.

     We expect each nominee to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees. The principal occupation and certain other information about the nominees and other Directors whose terms of office continue after the Annual Meeting is set forth below. Such terms may include years of services for the Bank prior to the formation of the Company. Mr. Hoeferle was appointed to the Board of Directors of the Company on December 18, 2000 to fill the seat of Jeffrey M. Solberg who resigned on July 31, 2000.

--------------------------------------------------------------------------------

                   NOMINEES WHOSE TERMS WILL EXPIRE IN 2004

-------------------------------------------------------------------------------


Name and Age as of                         Position, Principal Occupation,
the Annual Meeting                       Business Experience and Directorship
------------------                      --------------------------------------

Dr. Lowell M. Thompson......61          Director since 1987.  Practicing
                                        dentist.  Also a member of the
                                        Compensation Committee of our Board
                                        of Directors.

Ronald C. Wells ............57          Director since 1993.  President of
                                        Central Supply Co., Inc., a
                                        maintenance supply distributor.
                                        Member of the Nominating Committee of
                                        our Board of Directors.


--------------------------------------------------------------------------------

                 CONTINUING DIRECTORS WITH TERMS EXPIRING 2002

-------------------------------------------------------------------------------



Name and Age as of                         Position, Principal Occupation,
the Annual Meeting                       Business Experience and Directorship
------------------                      --------------------------------------


C. William Landefeld........61          Director, President and Chief
                                        Executive Officer since 1987.  Also a
                                        member of Nominating Committee of our
                                        Board of Directors.

Harold L. Hoeferle..........63          Appointed to the Company's Board in
                                        December, 2000.  Owner of Apartment
                                        Mart, Inc., a company specializing in
                                        property management.  Member of the
                                        Audit and Compensation Committees of
                                        our Board of Directors.

--------------------------------------------------------------------------------

                 CONTINUING DIRECTORS WITH TERMS EXPIRING 2003

--------------------------------------------------------------------------------



Name and Age as of                         Position, Principal Occupation,
the Annual Meeting                       Business Experience and Directorship
------------------                      --------------------------------------

Arthur W. Mier ...............58         Appointed to the Company's Board in
                                         January, 2000. Director of the Bank
                                         since 1998. Owner of On Hand Safety
                                         Supply. Member of the Audit and
                                         Compensation Committees of our Board
                                         of Directors.


Carl A. Borngasser, Jr. .......63       Appointed to the Company's Board in
                                        January, 2000.  Director of the Bank
                                        since 1965.  Retired Executive Vice
                                        President of Citizens Savings Bank.
                                        Member of the Audit and Nominating
                                        Committees of our Board of Directors.

--------------------------------------------------------------------------------

                         ITEM 2.  APPROVAL OF AUDITORS

--------------------------------------------------------------------------------

     The Board of Directors, upon the recommendation of its Audit Committee, has appointed Olive LLP to serve as our independent auditors for 2001, subject to the approval of our shareholders.

     Representatives of Olive LLP will be present at the Annual Meeting to answer questions. They will also have the opportunity to make a statement if they desire to do so.

Audit Fees

     The aggregate fees billed for professional services rendered by Olive LLP for the audit of the Company's annual financial statements for the year ended December 31, 2000 and for Olive LLP's review of the financial statements included in the Company's Forms 10-Q filed with the Securities and Exchange Commission during 2000 are $58,500.

Financial Information Systems Design and Implementation Fees

     Olive LLP performed no services and therefore billed no fees relating to operating or supervising the operation of the Company's information systems or local area network or for designing or implementing the Company's financial information management systems during 2000.


All Other Fees

     The aggregate fees billed for other services rendered to the Company by Olive LLP in 2000 are $21,050, including regulatory and shareholder reporting, tax-related services and other professional services.

Auditor Independence

     The Audit Committee of the Board believes that the non-audit services provided by Olive LLP are compatible with maintaining the auditor's independence. None of the time devoted by Olive LLP on its engagement to audit the Company's financial statements for the year ended December 31, 2000 is attributable to work performed by persons other than Olive LLP employees.

     The affirmative vote of a majority of votes cast on this proposal, without regard to abstentions or broker "non votes," is required for approval of this proposal.

     The Board of Directors recommends a vote FOR the approval of Olive LLP as our independent auditors for the year 2001.

--------------------------------------------------------------------------------

            SECURITY OWNERSHIP OF DIRECTORS, NOMINEES FOR DIRECTORS
                 MOST HIGHLY COMPENSATED EXECUTIVE OFFICERS AND
                ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP,

--------------------------------------------------------------------------------

                                                                   Amount and
                                                              Nature of Beneficial                  Ownership
                         Name                                     Ownership(1)                as a Percent of Class
                         ----                                     ------------                ---------------------
-----------------------------------------------------------------------------------------------------------------------
Becker................................................             71,687(5)(6)                        4.47%
Borngasser, Jr........................................             27,143(2)(3)                        1.72%
Hoeferle..............................................              1,000                                *
Landefeld.............................................            130,382(5)(6)                        8.02%
Mier..................................................              9,000(4)                             *
Smiley................................................             69,842(5)(6)                        4.36%
Thompson..............................................             31,107(2)(3)                        1.97%
Wells.................................................             36,966(2)(3)                        2.35%
    All directors and executive officers as a group...            377,127(7)                          21.93%

_________________________

(1) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting and dispositive power as to shares reported.
(2) Includes 3,755 shares awarded to these outside directors under the Citizens First Financial Corp. 1996 Stock-Based Incentive Plan (the "Incentive Plan"). Such awards commence vesting at a rate of 20% per year beginning on November 12, 1997. Each participant presently has voting power as to the shares awarded.
(3) Includes 7,512 shares subject to options granted to these outside directors under the Incentive Plan which are currently exercisable or will become exercisable within 60 days and excludes 1,878 shares subject to unexercisable options granted to these outside directors under the Incentive Plan. Shares subject to options are exercisable on a cumulative basis in five equal annual installments commencing on November 12, 1997.
(4) Includes 5,000 shares subject to options granted to these outside directors under the Incentive Plan which are currently exercisable or will become exercisable within 60 days and excludes 7,500 shares subject to unexercisable options granted to these outside directors under the Incentive Plan. Shares subject to options are exercisable on a cumulative basis in five equal annual installments commencing on April 26, 1999.
(5) Includes 28,175, 16,900 and 16,900 shares awarded to Messrs. Landefeld, Becker and Smiley respectively under the Incentive Plan, some of which shares may have been sold. Such awards commenced vesting at a rate of 20% per year beginning on November 12, 1997. Each participant presently has voting power as to the shares awarded which have not been sold by such participant.
(6) Includes 56,320, 33,760 and 33,760 shares subject to options granted to Messrs. Landefeld, Becker and Smiley, respectively, which are currently exercisable or will become exercisable within 60 days and excludes 14,080, 8,440 and 8,440 shares subject to unexercisable options granted to Messrs. Landefeld, Becker and Smiley, respectively, under the Incentive Plan.
    Shares subject to options granted under the Incentive Plan commenced vesting at a rate of 20% per year beginning November 12, 1997.
(7) Includes a total of 73,240 shares awarded under the Incentive Plan as to which voting may be directed. Includes a total of 151,376 options granted under the Incentive Plan which are currently exercisable or will become exercisable within 60 days.

* Less than 1% ownership as a percent of class.

--------------------------------------------------------------------------------

                       SECURITY OWNERSHIP OF SHAREHOLDER
                              HOLDING 5% OR MORE

--------------------------------------------------------------------------------

                    NAME AND ADDRESS OF                                  NUMBER               PERCENT
                     BENEFICIAL OWNER                                   OF SHARES             OF CLASS
Citizens Savings Bank Employee Stock Ownership Plan ("ESOP")            218,346/(1)/           13.9%
2101 North Veterans Parkway
Bloomington, Illinois 61704

C. William Landefeld                                                    125,182/(2)/            7.7%
2101 North Veterans Parkway
Bloomington, Illinois 61704

Investors of America, Limited Partnership                                98,393/(3)/            6.3%
1504 Highway, #395 N #8-00508
Gardnerville, Nevada 89410

(1) Shares of Common Stock were acquired by the ESOP in the Bank's conversion from mutual to stock form (the "Conversion"). The ESOP Committee administers the ESOP. First Bankers Trust Company has been appointed as the corporate trustee for the ESOP ("ESOP Trustee"). The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. As of March 1, 2001, 153,946 shares have been allocated to ESOP participants' accounts. Under the ESOP, unallocated shares held in a suspense account will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended.

(2) The above amount includes 13,225 shares which are owned by Mr. Landefeld's wife over which Mr. Landefeld shares voting and investment power. Mr. Landefeld has sole voting and investment power with respect to all other shares. The amount above includes 56,230 shares subject to options previously granted to Mr. Landefeld which are currently exercisable.

(3) Based upon information disclosed in Schedule 13D filed with the SEC on March 2, 2001.

--------------------------------------------------------------------------------

                            EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

     The following table shows, for the years ended December 31, 2000, 1999 and 1998, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and other executive officers ("Named Executive Officers") who accrued salary and bonus in excess of $100,000 in fiscal year 2000.

                                                Compensation Table
------------------------------------------------------------------------------------------------------------------------

                                         Annual Compensation                              Long-Term Compensation
                                                                                  --------------------------------------
                                                                                            Awards            Payouts
                                  --------------------------------------------------------------------------------------
                                                              Other                          Securities
                                                              Annual            Restricted   Underlying                 All Other
                                                              Compen-           Stock         Options/       LTIP        Compen-
Name and Principal                Salary        Bonus         sation            Awards         SARs        Payouts        sation
Positions              Year         ($)/(1)/     ($)/(1)/       ($)/(2)/          ($)/(3)/      (#)/(4)/     ($)/(5)/       ($)
----------------------------------------------------------------------------------------------------------------------------------
C. William Landefeld   2000      $234,950            -            -                 -             -            -       $37,598/(6)/
President and  Chief   1999       224,400            -            -                 -             -            -        45,549/(7)/
Executive  Officer     1998       218,250      $27,675            -                 -             -            -        90,375/(8)/
                                                                  -                                            -



Richard F. Becker      2000      $129,780            -            -                 -             -            -       $33,186/(6)/
Executive Vice         1999       123,600            -            -                 -             -            -        40,402/(7)/
President and          1998       120,000      $10,200            -                 -             -            -        53,312/(8)/
Secretary



Dallas G. Smiley       2000      $129,780            -            -                 -             -            -       $33,253/(6)/
Senior Vice            1999       123,600            -            -                 -             -            -        34,796/(7)/
President,             1998       120,000      $10,200            -                 -             -            -        46,725/(8)/
Treasurer and
Chief Financial
Officer

______________________

(1) Under Annual Compensation, the column entitled "Salary" includes directors' fees and amounts deferred by the Named Executive Officer pursuant to the Bank's 401(k) Plan, pursuant to which employees may defer up to 15% of their compensation, up to the maximum limits under the Internal Revenue Code of 1986, as amended (the "Code"). The level of salary may vary due to limits imposed on contributions to 401(k) plans and employee stock ownership plans by the Code (see, footnotes (6), (7), and (8) below). The column entitled "Bonus" consists of board approved discretionary Bonuses.
(2) For 2000, there were no (a) prerequisites over the lesser of $50,000 or 10% of the individual's total Salary and Bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(3) Effective November 1, 1996, Messrs. Landefeld, Becker and Smiley were granted 28,175, 16,900 and 16,900 shares of Common Stock, respectively, pursuant to the Incentive Plan. Stock Awards granted in 1996 began vesting in five equal annual installments on November 12, 1997, the first anniversary date of the effective date of the grants.
(4)  Includes options granted under the Incentive Plan during fiscal 1997.
(5) For 2000, 1999 and 1998, there were no payouts or awards under any long-term incentive plan.
(6) Includes 2,374, 2,374 and 2,374 shares of Common Stock awarded to Messrs. Landefeld, Becker and Smiley, respectively, pursuant to the Bank Employee Stock Ownership Plan ("ESOP"). Includes $6,100, $4,667 and $4,755 in employer contributions to the Bank's 401(k) Plan for Messrs. Landefeld, Becker and Smiley, respectively. Includes disability and life insurance premiums paid by the Bank of $1,549 for Mr. Landefeld. Includes $1,758, $328 and $307 in employer contribution to the Supplemental Executive Retirement Plan (the "SERP") for Messrs. Landefeld, Becker and Smiley, respectively, for the excess amount due under the 401(k) Plan and ESOP for the fiscal year ended December 31, 2000.
(7) Includes 2,135, 2,135 and 2,135 shares of Common Stock awarded to Messrs. Landefeld, Becker and Smiley, respectively, pursuant to the ESOP. Includes $5,293, $4,474 and $4,416 in employer contributions to the Bank's 401(k) Plan for Messrs. Landefeld, Becker and Smiley, respectively. Includes disability and life insurance premiums paid by the Bank of $1,549 for Mr. Landefeld. Includes $13,087, $10,308 and $4,760 in employer contributions to the SERP for Messrs. Landefeld, Becker and Smiley, respectively, for the excess amount due under the 401(k) Plan and ESOP for the fiscal year ended December 31, 1999.
(8) Includes 2,400, 2,400 and 2,400 shares of Common Stock awarded to Messrs. Landefeld, Becker and Smiley, respectively, pursuant to the ESOP. Includes $6,400, $4,241 and $4,241 in employer contributions to the Bank's 401(k) Plan for Messrs. Landefeld, Becker and Smiley, respectively. Includes disability and life insurance premiums paid by the Bank of $1,549 for Mr. Landefeld. Includes $49,126, $15,771 and $9,184 in employer contributions to the SERP for Messrs. Landefeld, Becker and Smiley, respectively, for the excess amount due under the 401(k) Plan and ESOP for the fiscal year ended December 31, 1998.

Total Options Exercised in 2000 and Year End Values


          This table gives information for options exercised by each of the named executive officers in 2000 and the value (stock price less exercise price) of the remaining options held by those officers at year-end price of the Common Stock.

                       FISCAL YEAR-END OPTION/SAR VALUES

                                                                       Number of Securities         Value of Unexercised
                                                                      Underlying Unexercised            In-the-Money
                                                                         Options/SARs at           Options/SARs at Fiscal
                                Shares Acquired    Value Realized     Fiscal Year-End (#)(1)           Year End ($)(2)
                                  On Exercise           ($)         Exercisable/Unexercisable     Exercisable/Unexercisable
                               -----------------  ----------------  --------------------------  -----------------------------
C. William Landefeld.........          0                 $0                56,320/14,080                    $0/0
Richard F. Becker............          0                  0                33,760 /8,440                     0/0
Dallas G. Smiley.............          0                  0                33,760 /8,440                     0/0

______________________________

(1) The options in this table have an exercise price of $12.30 and became exercisable at an annual rate of 20% beginning November 12, 1997. The options will expire ten (10) years from the date of grant.
(2) Based on market value of the underlying stock at the fiscal year end of $11.875, minus the exercise price. The market price on March 1, 2001 was $13.00 per share.


Option Grants in 2000

          No options were granted to any of the Named Executive Officers in 2000.

--------------------------------------------------------------------------------

                        OTHER COMPENSATION ARRANGEMENTS

--------------------------------------------------------------------------------

Employment Agreements


          The Bank and the Company have entered into employment agreements (collectively, the "employment agreements") with Messrs. Landefeld, Becker and Smiley (individually, the "Executive"). These employment agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of Messrs. Landefeld, Becker and Smiley.

          The employment agreements provide for a three-year term. The Bank employment agreements provide that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of the Bank may extend the agreement for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of the Bank after conducting a performance evaluation of the Executive. The terms of the Company employment agreements shall be extended on a daily basis unless written notice of non-renewal is given by the Board of the Company. The current base salaries for Messrs. Landefeld, Becker and Smiley are $232,785, $135,000 and $135,000, respectively. In addition to the base Salary, the agreements provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to Executive personnel.

          The employment agreements provide for termination by the Bank or the Company for cause as defined in the agreements at any time. In the event the Bank or the Company chooses to terminate the Executive's employment for reasons other than for cause, or in the event of the Executive's resignation from the Bank and the Company upon: (i) failure to re-elect the Executive to his current offices; (ii) a material change in the Executive's functions, duties or responsibilities; (iii) a relocation of the Executive's principal place of employment by more than 25 miles; (iv) liquidation or dissolution of the Bank or the Company; or (v) a breach of the agreement by the Bank or the Company, the Executive or, in the event of death, his beneficiary would be entitled to receive an amount equal to the remaining base Salary payment due to the Executive and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Bank or the Company during the remaining term of the agreement. The Bank and the Company would also continue to pay for the Executive's life, health and disability coverage for the remaining term of the agreement. Upon any termination of the Executive, the Executive is subject to a one year non-competition agreement.

     Under the employment agreements, if voluntary or involuntary termination follows a change in control of the Bank or the Company (as defined in the employment agreements), the Executive or, in the event of the Executive's death, his beneficiary, would be entitled to a severance payment equal to the greater of: (i) the payments due for the remaining terms of the employment agreement; or
(ii) three times the average of the five preceding taxable year's annual compensation. The Bank and the Company would also continue the Executive's life, health, and disability coverage for thirty-six months. Notwithstanding that both the Bank and the Company employment agreements provide for a severance payment in the event of a change in control, the Executive would only be entitled to receive a severance payment under one agreement. Based solely on the cash compensation paid to Messrs. Landefeld, Becker and Smiley over the past five fiscal years and excluding any benefits under any employee plan which may be payable, the total amount of payments due under the employment agreements following a change in control would be approximately $1.51 million.

     Payments to the Executive under the Bank's agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payment under the Company's agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the agreements shall be paid by the Bank or Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and Company shall indemnify the Executive to the fullest extent allowable under federal and Delaware law, respectively.

401(k) Plan

     The Bank maintains the Profit Sharing and Savings Plan (the "Savings Plan"), which is a tax-qualified profit sharing and Salary reduction plan under Sections 401(a) and 401(k) of the Code. The Savings Plan provides participants with retirement benefits and may also provide benefits upon death, disability or termination of employment with the Bank. An employee who works at least 1,000 scheduled hours per year is eligible to participate in the Savings Plan following the completion of one year of service and attainment of age 21. A participant is always 100% vested in his or her contributions. A participant must reach one year of vesting service (total time employed) before attaining a vested interest in the employer contribution, which commences following this one year period. Participants become 20% vested in employer matching contribution after one year of service, and increase the vested percentage by 20% for each year of service completed thereafter, until attaining 100% vesting after five years of service.

     Participants may make Salary reduction contributions to the Savings Plan up to the lesser of 15% of annual base Salary or the legally permissible limit (currently $10,500). The Savings Plan provides that, with respect to the first 2% contributed by the employee, the Bank will match 100% of such contribution with funds to be invested at the direction of the employee and, with respect to the next 2% contributed by the employee, the Bank will match 100% of such contribution with Common Stock. All participants receive a quarterly detailed statement including information regarding market value of the participant's investment and all contributions made on his or her behalf. Any withdrawals prior to age 59 are subject to a 10% tax penalty. Participants may borrow against the vested portion of their accounts.

     The Savings Plan has a profit-sharing component in addition to the matched employee contribution. The amount of the annual profit-sharing contribution, which is invested solely in Company Common Stock, is at the discretion of the Board of Directors.

Employee Stock Ownership Plan and Trust


     The Bank established an ESOP and related trust for eligible employees effective on January 1, 1996. Employees employed with the Bank as of January 1, 1996 and employees of the Company or the Bank employed after such date, who have been credited with at least 1,000 hours during a twelve month period and who have attained the age of 21 will become participants. The ESOP purchased 8% of the Common stock issued in the Conversion. In order to fund the ESOP's purchase of Common Stock, the ESOP borrowed funds from the Company equal to 100% of the aggregate purchase price of the Common Stock. The loan is being repaid principally from the Company's or the Bank's contribution to the ESOP over a period of seven years and the collateral for the loan is the Common Stock purchased by the ESOP.

Supplemental Executive Retirement Plan


     The Bank has implemented a non-qualified Supplemental Executive Retirement Plan (the "SERP") to provide certain officers and highly compensated employees, designated by the Board of Directors, with additional retirement benefits. The benefits provided under the SERP will make up the benefits lost to the SERP participants due to application of limitations on compensation and maximum benefits applicable to the Bank's tax qualified 401(k) Plan and ESOP. Benefits will be provided under the SERP at the same time and in the same form as the related benefits will be provided under the 401(k) Plan and ESOP.

Transactions With Certain Related Persons


     The Bank makes loans to directors and executive officers from time-to-time in the ordinary course of business. The Bank's current policy provides that all loans made by the Bank to its directors and executive officers are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectability or present other unfavorable features.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of the Board of Directors is comprised of Harold
 L. Hoeferle, Dr. Lowell M. Thompson, and Arthur W. Mier.

--------------------------------------------------------------------------------

                               PERFORMANCE GRAPH

--------------------------------------------------------------------------------

     The following graph compares the cumulative total shareholder return on the Company's common stock ("CFSB") since May 1, 1996 (the time of the Company's initial public offering), with the cumulative return for the S&P 500 Index, the SNL Midwest Thrift Index, and the SNL AMEX Thrift Index over the same period, assuming the investment of $100 on May 1, 1996, and reinvestment of all dividends.

  ----------------------------------------------------------------------------
                        Citizens First Financial Corp.
  ----------------------------------------------------------------------------

                                    [GRAPH]



                                                               Period Ending
                                  ----------------------------------------------------------------------
Index                              05/01/96    12/31/96    12/31/97    12/31/98    12/31/99    12/31/00
--------------------------------------------------------------------------------------------------------
Citizens First Financial Corp.      100.00      136.91      192.86      132.14      115.14      115.58
S&P 500                             100.00      114.82      153.14      196.86      238.28      216.58
SNL AMEX Thrift Index               100.00      121.29      206.14      159.57      152.89      182.97
SNL Midwest Thrift Index            100.00      120.93      194.89      180.07      149.70      201.89

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    EXECUTIVE COMPENSATION COMMITTEE REPORT

--------------------------------------------------------------------------------

Overview


     The Committee establishes the salaries and other compensation of the Executive Officers of the Company and its subsidiary, the Bank. In its deliberations, it may consult with a Compensation Committee of the Board of Directors of the Bank. The Committee makes recommendations and advises the full Board of Directors with respect to compensation of senior executives of the Company and the Bank, and approves, subject to ratification of the full Board, the compensation of C. William Landefeld, the President and Chief Executive Officer of the Company.

     The Company's executive compensation program is designed to:

          . retain Executive Officers by paying them competitively and rewarding them for superior performance;

          . align the interests of the Executive to that of the shareholder by encouraging common stock ownership by the Executive; and

          . tie a portion of each Executive Officers' compensation to the performance of both the Company and the individual goals set for each Executive Officer.

     We accomplish these goals through three methods of compensation:

          . Salaries. The Committee evaluates salaries for comparable positions in the local market. The Committee strives to select salaries that are competitive in the market but not highest paid.

          . Bonus. The Committee and the Board of Directors have established a Bonus Plan for key employees of the Bank including, but not limited to, Executive Officers. This plan provides for a corporate performance award based upon an objective requirement of corporate performance and an individual performance award.

          . Stock Option and Stock Awards. The Company has a Stock Based Incentive Plan which permits the Company to award stock options or stock to employees and directors. In fiscal year 2000, the Company granted 10,000 options and made no awards to any employee of the Company.

CEO Compensation


     Mr. Landefeld's salary was increased 5% from $221,707 in 2000 to $232,785 in 2001. In making such increase, the Committee recognized Mr. Landefeld's contribution to the Company's financial performance for the year 2000. Net income increased by 53.5% in 2000 over 1999 and earnings per share improved by 63.9% in 2000 over 1999. Mr. Landefeld also orchestrated the switching of markets on which the Company's stock is traded from The American Stock Exchange (trading symbol CBK) to the NASDAQ Stock Market (trading symbol CFSB). This move enabled the Company to acquire market makers for its stock who will help promote our story to the investing public. With the hiring of an Internal Auditor and a Human Resources Director for the Bank, Mr. Landefeld filled two vitally strategic positions on the Bank's Organizational Chart in 2000.

     Mr. Landefeld also oversaw the successful sale of the Bank's Eureka Branch office building and deposits which resulted in a $1.5 million gain to the Company's bottom line in May, 2000. In addition, the joint commercial real estate venture, which Mr. Landefeld involved the Bank with in 1999, had a $3 million land sale to a major retailer (Lowe's) in 2000, which added significantly to the Company's bottom line for the year. Mr. Landefeld was also instrumental in getting the Bank's Internet Banking Web Site (www.csbnet.com)
                                                              --------------
on-line and activated in 2000. This site includes the ever-popular bill paying feature.

     In consideration of these and other steps Mr. Landefeld took in 2000 to direct and focus the Bank's resources and position the Bank to be better able to compete and generate revenues in the future, the Committee believes its decision to increase Mr. Landefeld's salary by 5% for 2001 is appropriate. The Committee believes that Mr. Landefeld's salary is around the median for the Company's peer group.

     Mr. Landefeld's corporate performance awards are based upon the Company's reaching certain earnings per share and return on equity targets. No bonus was paid in 2000 for fiscal 1999 performance because the pre-determined targets for 1999 performance were not met. Furthermore, no bonus was paid in 2001 for fiscal 2000 performance because the pre-determined targets for 2000 performance were not met.

Tax Policy


     Section 162(m) of the Internal Revenue Code limits tax deductions available to the Company to $1 million for compensation paid to the Company's five most highly compensated officers unless certain requirements are met. Among such requirements are:

          .    the Committee be comprised entirely of outside directors; and

          . compensation over $1 million must be based upon performance goals approved by shareholders.

     The Company's Stock Based Incentive Plan does not meet those requirements because its Compensation Committee is not comprised solely of outside directors. The Bonus Plan does not currently meet those requirements as it has not been adopted by shareholders.

     At this time, it is not necessary for the Company to meet the requirements of 162(m) with respect to the Bonus Plan. The highest paid officers of the Company are not paid Salary and Bonus in amounts that would approach the $1 million dollar limitation.

     The Committee intends to monitor compensation so that the Company remains able to take deductions pursuant to the rules of 162(m). However, the Committee retains the right to award compensation that may not be deductible by the Company under Section 162(m) or otherwise.


BY:  THE COMPENSATION COMMITTEE

     Harold L. Hoeferle
     Arthur W. Mier
     Dr. Lowell M. Thompson

--------------------------------------------------------------------------------

                            AUDIT COMMITTEE REPORT

--------------------------------------------------------------------------------

     The Bank's Audit Committee is comprised of three directors (Messrs. Borgnasser, Hoeferle and Mier). Each of the directors is independent, under the definition contained in Rule 4200(a)(15) of the NASD's listing standards. The Board of Directors has adopted a written charter for the Audit Committee, which is included as an Appendix to this Proxy Statement.

     In connection with the audited financial statements contained in the Company's 2000 Annual Report on Form 10-K for the fiscal year ended December 31, 2000, the Audit Committee reviewed and discussed the audited financial statements with management and Olive LLP. The Audit Committee discussed with Olive LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU (S) 380). The Audit Committee has also received the written disclosures and the letter from Olive LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with them their independence.

     Based on the review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

                              THE AUDIT COMMITTEE

     Carl A. Borgnasser, Jr.     Harold L. Hoeferle         Arthur W. Mier

--------------------------------------------------------------------------------

                                 COMPLIANCE WITH SECTION 16

--------------------------------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that except as set forth below, all Directors and Executives of the Company filed all reports required on a timely basis pursuant to Section 16 of the Securities Exchange Act of 1934: Harold L. Hoeferle filed his initial Form 3 forty-two days late.

--------------------------------------------------------------------------------

                      REQUIREMENTS, INCLUDING DEADLINES,
          FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS
                      AND OTHER BUSINESS OF SHAREHOLDERS

--------------------------------------------------------------------------------

          Under our Bylaws, certain procedures are provided which a shareholder must follow to nominate persons for Director or to introduce an item of business at an Annual Meeting of Shareholders. Nominations for Directors or introduction of an item of business should be submitted in writing to the Company's secretary at 2101 North Veterans Parkway, Bloomington, Illinois 61704. The nomination or proposed item must be received not less than 120 days nor more than 150 days in advance of the anniversary of the mailing date of the proxy statement for the preceding year's annual meeting (i.e. October 24, 2001 at the earliest and no later than November 23, 2001 based on the March 23, 2001 mailing date of this year's proxy statement). Nominations or proposed items received after November 23, 2001 will be deemed untimely and will not be considered.

          The nomination must be made in writing and the shareholder's notice to the Secretary shall contain a representation that:

  . the shareholder is, and will be on the record date, a beneficial owner or a holder of record of stock of the Company entitled to vote at the meeting;

  . the shareholder has, and will have on the record date, full voting power with respect to the shares; and

  . the shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice.

Additionally, each notice shall include:

  . the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated;

  . a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder;

  . the number and kinds of securities of the Company held beneficially or of record by each proposed nominee;

  . information regarding each proposed nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC for the initial election of the proposed nominee for Director (including the nominee's written consent to be named in the proxy statement as a nominee);

  .  the consent of each proposed nominee to serve as a Director if so elected;
     and

  .  a completed Director Qualification, Eligibility and Disclosure
     Questionnaire.

          Notice of a proposed item of business must include:

  . a brief description of the business desired to be brought before the annual meeting and the reasons for conducting the business at the annual meeting;

  . the name and address, as they appear on the Company's books, of the shareholder proposing the business;

  . the class and number of shares of the Company's capital stock that are beneficially owned by the shareholder; and

  .  any material interest of the shareholder in the business.


          The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

          A shareholder complying with the above procedures may still not be entitled to have its proposal included in next year's proxy statement. Under the rules of the SEC, in addition to being received by the Company no later than November 23, 2001, the proposal must concern a matter appropriate for inclusion in the proxy statement.

          The discussion above is intended merely as a summary. Persons wishing to submit a proposal or a nominee for director should consult the Company's bylaws, a copy of which can be obtained free of charge by visiting the SEC's web-site (www.sec.gov) or by writing to Richard F. Becker, Secretary at the
          -----------
office address set forth above.

          Whether or not you plan to attend the Meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy in the enclosed envelope.


                                        By Order of the Board of Directors,


                                             /s/ RICHARD F. BECKER
                                             Richard F. Becker
                                             Corporate Secretary

                                                                        APPENDIX
                                                                        --------

                        CITIZENS FIRST FINANCIAL CORP.
                            AUDIT COMMITTEE CHARTER

PURPOSE

The primary purpose of the Audit Committee (the "Committee") of Citizens First Financial Corp. (the "Company") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process. This is to be accomplished through overseeing the integrity of financial reports and other financial information provided by the Company to governmental or regulatory bodies, the public or other users thereof, the Company's systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements and the Company's legal compliance and ethics programs as established by management and the Board.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and to retain outside counsel, auditors or consultants, or incur other expenses for this purpose. The Board and Committee are in place to represent the Company's shareholders. The Company's outside auditor is ultimately accountable to the Board and the Committee. The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor.

The Committee shall review and reassess the adequacy of this Charter on an annual basis.

MEMBERSHIP

The Committee shall be comprised of not less than three members of the Board. The Committee's composition shall meet the independence and experience requirements of the Nasdaq Stock Market, Inc. Accordingly, all of the members will be directors:

     1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

     2. Who are able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee shall have had past employment experience in finance or accounting, requisite certification in accounting or other comparable experience or background which results in the individual's financial sophistication. This could include having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

KEY RESPONSIBILITIES

The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, including the internal audit staff, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members. In carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight functions. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

     1. Review the annual audited financial statements with management and the independent auditor, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

     2. Review any analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

     3. Recommend to the Board the appointment of the independent auditor, which firm is ultimately responsible to the Committee and the Board.

     4. Review with the independent auditor other communications as required by Statement of Auditing Standards ("SAS") 61 as amended by SAS90 relating to the conduct of the annual audit.

     5. Review the scope and general extent of the independent auditor's annual audit, as well as any significant changes to the audit plan.

     6. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

     7. Review with the internal auditor the scope of their audit work plan and a summary report of internal audit findings and how management is addressing the conditions reported.

     8. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

[X] PLEASE MARK VOTES                                   [LOGO OF
    AS IN THIS EXAMPLE
                                                     CITIZEN FIRST
 ANNUAL MEETING OF STOCKHOLDERS                      FINANCIAL CORP.]    REVOCABLE PROXY                             With-  For All
 April 23, 2001 . 10:00 a.m., Local Time                                                                       For   hold    Except
                                                                1. The election as Directors of all nomi-      [_]    [_]     [_]
 This Proxy is Solicited on Behalf of The Board of                 nees listed (unless the "For All Except"
 Directors                                                         box is marked and the instructions below
                                                                   are complied with:
 The undersigned hereby appoints the official proxy
committee of Citizens First Financial Corp. (the "Company"),       Lowell M. Thompson and Ronald C. Wells
with full power of substitution, to act as proxy for the
undersigned, and to vote all shares of Common Stock of the      INSTRUCTION: To withhold your vote for any individual nominee,
Company which the undersigned is entitled to vote only at the   mark "FOR ALL EXCEPT" and write that nominee's name on the line
Annual Meeting of Stockholders, to be held on April 23, 2001    provided below.
at 10:00 a.m., local time, at Jumer's Chateau, 1601 Jumer
Drive, Bloomington, Illinois and at any and all adjournments    __________________________________________________________
thereof,with all of the powers the undersigned would possess
if personally present at such meeting as follows:                                                              For  Against  Abstain
                                                                2. The ratification of the appointment of      [_]    [_]     [_]
                                                                   Olive LLP as independent auditors of
                                                                   Citizens First Financial Corp. for the
                                                                   fiscal year ending December 31, 2001.


                                                                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                                                                       "FOR" EACH OF THE LISTED PROPOSALS.

                                                                   This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" each of the proposals listed. If any other business is presented at the
                                                                Annual Meeting, this proxy will be voted by the proxies in their best judgement. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as Director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

                                         --------------------
     Please be sure to sign and date     Date
       this proxy in the box below.
-------------------------------------------------------------


--Stockholder sign above-----Co-holder (if any) sign above---

 . Detach above card, date, sign and mail in postage-paid envelope provided. .

                         CITIZEN FIRST FINANCIAL CORP.

--------------------------------------------------------------------------------
     The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated March 23, 2001 and of the Annual Report of Stockholders.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

         PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS BLUE PROXY
                  IN THE ENCLOSED POSTAGE-PAID BLUE ENVELOPE
--------------------------------------------------------------------------------


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